EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint: TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2005, any and all pre-effective or post-effective amendments to such Registration Statements, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 20, 2005	/s/ Donald V. Fites
Donald V. Fites

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint: TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2005, any and all pre-effective or post-effective amendments to such Registration Statements, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 20, 2005	/s/ Alberto L. Grimoldi
Alberto L. Grimoldi

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint: TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2005, any and all pre-effective or post-effective amendments to such Registration Statements, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 20, 2005	/s/ David T. Kollat
David T. Kollat

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint: TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2005, any and all pre-effective or post-effective amendments to such Registration Statements, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 20, 2005	/s/ Brenda J. Lauderback
Brenda J. Lauderback

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint: TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2005, any and all pre-effective or post-effective amendments to such Registration Statements, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 20, 2005	/s/ Phillip D. Matthews
Phillip D. Matthews

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint: TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2005, any and all pre-effective or post-effective amendments to such Registration Statements, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 20, 2005	/s/ David P. Mehney
David P. Mehney

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint: TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2005, any and all pre-effective or post-effective amendments to such Registration Statements, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 20, 2005	/s/ Shirley D. Peterson
Shirley D. Peterson

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint: TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, and any of them severally, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2005, any and all pre-effective or post-effective amendments to such Registration Statements, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 20, 2005	/s/ Paul D. Schrage
Paul D. Schrage